SHAREHOLDER LETTER




Dear Shareholder:

It is a pleasure to bring you Franklin Principal Maturity Trust's annual report for the fiscal year ended November 30, 1997.

Benign inflation and low unemployment characterized the U.S. economy during the fiscal one-year reporting period, painting a positive picture for investors who continued to pour large amounts of capital into equity securities. In December 1996, the Dow Jones(R) Industrial Average (the Dow) hovered around 6500 points before climbing past the 7000-point mark in February. At the same time, bond yields generally suffered a steady increase due to fears that the expanding economy would also foster inflationary pressures. Driven by these very same concerns, the Federal Open Market Committee decided to raise interest rates by a quarter point at its March meeting, from 5.25% to 5.50%. This action immediately sent bond yields rising well into the next month, as the 30-year Treasury bond yield reached a peak of 7.17% on April 14. Sympathetically, the Dow dipped down under 6500 in April, but over the longer term, the Federal Reserve's (the Fed's) action paved the way for a move through the 8000-point mark for the first time in July.


CONTENTS

Shareholder Letter ...........     1
Manager's Discussion .........     4
Performance Summary ..........     9
Dividend
Reinvestment Plan ............    11
Annual Meeting
of Shareholders ..............    13
Financial Highlights &
Statement of Investments......    14
Notes to
Financial Statements..........    22
Report of
Independent Accountants.......    25
Tax Designation...............    26



"Successful investors historically have achieved good results through setting goals, diversifying their assets, and having patience."

Of course, no securities market can advance forever without a correction, and many investors were asking, "When will this market correct?" The answer came on October 27, when, fueled by concerns about currency crises in Southeast Asia, the Dow dropped 7.18%. The decline probably was enough to keep the Fed from acting to raise interest rates in the near term, but not enough to deter investors from participating in the market. The morning after saw the market gain back almost half its losses, surging ahead 4.7%. Although volatility reigned through the second week in November, the Dow began an upward climb and closed the reporting period at 7823.13, nearly 20% higher than it had been at the beginning of the fiscal year. And with the threat of higher interest rates laying by the wayside, bond yields enjoyed a significant decline during the equity markets' roller coaster ride. At the end of the reporting period, the yield on the 30-year Treasury stood at 6.05%, down 30 basis points from 6.35% on November 30, 1996.

With the volatility present in the markets near the end of the period, it is important to remember, then, that markets correct -- in our opinion, it is desirable for them to do so. Consequently, investor concern about market volatility and questions about its direction prompt us to comment on the importance of investing for the long term.

Successful investors historically have achieved good results through setting goals, diversifying their assets, and having patience. They know mutual fund investments are long term, so daily market fluctuations and short-term volatility have minimal impact on their overall investment goals. They understand that patience and discipline are keys to successful investing. Remember, it's time -- not timing -- that makes the difference.

We encourage you to speak with your investment representative about your financial goals. He or she can address concerns about volatility, and help you stay focused on the long term and diversify your investments. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own.

As always, we appreciate your support, welcome your questions and look forward to serving your investment needs in the years to come.

Sincerely,

Charles B. Johnson
President
Franklin Principal Maturity Trust


GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT


MANAGER'S DISCUSSION

Your Fund's Objective: Franklin Principal Maturity Trust's primary objective is to manage a portfolio of securities with the goal of returning $10.00 per share to investors on or shortly before May 31, 2001, while providing high monthly income. No assurances can be made that the fund will achieve this goal.

We are pleased to report that the Franklin Principal Maturity Trust generated a cumulative total return of +17.62% over the 12-month period, based on its change in market price on the New York Stock Exchange. Additionally, the Trust continued to pay a current monthly dividend of 4.5 cents per share, as discussed in the Performance Summary on page 9.

OVERVIEW
In general, the Trust's portfolio consists of zero-coupon U.S. government securities, corporate bonds, and preferred and common stocks. The chart to the left shows the portfolio breakdown as of November 30, 1997. We constantly search for securities which we believe are undervalued and have the potential for attractive rates of return over the long term. We found such value potential in common stocks and U.S. government securities during the fiscal year, and the Trust's holdings have shifted toward these areas accordingly. At the same time, we reduced our position in corporate bonds to 16.2% of total net assets, from 24.8% a year ago.

PORTFOLIO UPDATE

ZERO-COUPON U.S. GOVERNMENT BONDS

As you may know, zero-coupon bonds issued by the U.S. government (also called Treasury STRIPS1) do not pay any current interest. (For tax purposes, however, interest is accrued on an annual basis.) Instead, the interest is paid-in-full, along with the principal, when the bonds mature. This payment is guaranteed by the U.S. government, but the prices of these bonds are very sensitive to interest rate movements (i.e., typically when interest rates rise, bond yields rise and their prices decline). Therefore, the value of our zero-coupon bonds suffered when, as a preemptive strike against inflation, the Federal Reserve raised short-term interest rates in late March 1997. The yield on U.S. Treasury STRIPS due in 2001 reached a high for the year on April 14, at 6.85%.2 Favorable economic conditions in the U.S. since then have spurred a steady rise in bond prices, and these STRIPS went along for the ride, with their yields closing the reporting period at 5.82%, near their November 1996 levels.3


1. STRIPS is an acronym for Separate Trading of Registered Interest and Principal of Securities.
2. Source: Bloomberg. U.S. Treasury STRIPS maturing January 15, 2001.
3. Source: Bloomberg.



CORPORATE BONDS


Several of the Trust's corporate bond holdings performed quite well during the 12-month period. In May, we invested in Comcast Cellular, a subsidiary of the Comcast Corporation that provides wireless telecommunication services. Our position benefited when news broke that Microsoft was to pour a $1 billion investment into the parent company, which led to an improved credit rating for these bonds. The bonds of Saberliner Corp., a diversified aerospace company, also rose in value as the company was awarded substantial long-term overhaul and maintenance contracts by the U.S. government and major aircraft manufacturers.

"The primary reason for the Trust's positive total return over the reporting period was the strong performance of equity securities."


EQUITIES


The primary reason for the Trust's positive total return over the reporting period was the strong performance of equity securities. Three of our holdings, in particular, highlight this contribution to the Trust's performance. Lone Star Industries, the fifth largest domestic manufacturer of cement, benefited from higher cement prices in key markets as well as increased shipments due to improved production processes. The company recently sold off a less profitable aggregates division, and expanded its credit facilities. This, coupled with the initiation of a $25 million stock buyback program and operational improvements in manufacturing facilities, led to a substantial increase in stock price over the reporting period. In the near term, the prospects are bright for the U.S. cement industry, as domestic demand is expected to exceed capacity by about 20% this year.4 Some producers have already announced preemptive price hikes for 1998. Along with price increases and moderate capacity additions, this could position Lone Star for further growth potential.

The stock price of Ladish Co., a leading manufacturer of components for the commercial aerospace industry, also appreciated considerably over the fiscal year. This company has made an impressive turnaround in its operations during this time, driven by the sale of an unprofitable industrial products division and increased production of high margin aerospace components. Future growth fundamentals for the commercial aerospace industry appear to be favorable. For example, Boeing and Airbus collectively booked 817 net orders for new aircraft as of October 1997, compared with 898 for all of 1996.5 Additionally, Boeing plans to boost its production level from 34 to 43 aircraft per month over the next six to nine months, and capital spending at the major airlines remains high.


5. Source: Merrill Lynch, November 13, 1997.


Another stock which contributed to the Trust's performance was Carson Pirie Scott & Co., a leading Midwestern regional department store chain. During the reporting period, Carson Pirie Scott improved its financial position by reducing its net debt-to-capitalization ratio with excess cash flow, and implemented a promotional strategy aimed at highlighting better brand name products. In addition to improving fundamentals, the company's stock price also benefited from an agreement to be acquired by Profitt's, a major metropolitan department store operator.

Although the Trust enjoyed successes such as these over the period, not all of our holdings performed as well as we had hoped. We elected to sell our preferred and common stocks of Harvard Industries at a significant loss, salvaging the remaining proceeds in order to reinvest in securities with greater return potential. Its strong, past performance and the high yields of its securities originally attracted us to the company. Unfortunately, Harvard Industries was encumbered by unexpectedly heavy losses from an ill-advised takeover of another company, Doehler-Jarvis. Upon the takeover, Harvard assumed numerous non-performing contracts, eventually forcing it into Chapter 11 bankruptcy in May.

4. Source: SBC Warburg Dillon Read, November 19, 1997.


GOING FORWARD

During the fiscal year, the Trust achieved a net asset value of $10.00 per share, meeting its investment objective three and a half years prior to the scheduled date of May 31, 2001. We are currently taking steps to maintain the net asset value at a level exceeding $10.00 per share by selling many of our holdings with the objective of increasing the Trust's cash position and lowering its investment risk profile.

Please remember, this discussion reflects our views and opinions as of November 30, 1997, the end of the reporting period. However, market and economic conditions are changing constantly which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY

The share price of Franklin Principal Maturity Trust on the New York Stock Exchange (NYSE) increased 87.5 cents, from $8.25 on November 30, 1996, to $9.125 on November 30, 1997. The Trust's net asset value per share increased 67 cents, from $9.56 on November 30, 1996, to $10.23 on November 30, 1997.

In addition to distributing 54.0 cents ($0.54) per share in dividend income during the reporting period, the Trust also paid out a special distribution of 0.5 cents ($0.005) per share in November 1997. Distributions will vary based on the Trust's income and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Based on an annualization of November's monthly per share dividend of 4.5 cents ($0.045) and the NYSE closing price of $9.125 on November 30, 1997, the Trust's distribution rate was 5.92%.

The Franklin Principal Maturity Trust reported a +17.62% cumulative total return for the one-year period ended November 30, 1997. Total return reflects the change in the Trust's share price on the NYSE. Based on the change in net asset value (as opposed to the market price), the one-year total return for the same period was +13.73%. All total returns assume the reinvestment of dividends and capital gains at market price on the reinvestment date.

Dividend Distributions
12/1/96 - 11/30/97
                      Dividend
  Month               per share
  December             4.5 cents
  January              4.5 cents
  February             4.5 cents
  March                4.5 cents
  April                4.5 cents
  May                  4.5 cents
  June                 4.5 cents
  July                 4.5 cents
  August               4.5 cents
  September            4.5 cents
  October              4.5 cents
  November             4.5 cents
  Total               54.0 cents

We urge you to view your investment in Franklin Principal Maturity Trust with a long-term perspective. As the table to the below shows, the Trust reported a cumulative total return of +124.48%, based on net asset value, since its inception on January 19, 1989.

Periods ended 11/30/97

                                                          Since
                                                         Inception
                                         1-Year   5-Year (1/19/89)
Cumulative Total Return1
 Based on change in net asset value     13.73%    79.93%  124.48%
 Based on change in market price        17.62%    75.99%   87.31%
Average Annual Total Return1
   Based on change in net asset value   13.73%     12.47%   9.65%
 Based on change in market price        17.62%     11.97%   7.41%
Distribution Rate2                       5.92%

1. Total return calculations represent the change in value of an investment over the periods indicated and assume reinvestment of all distributions, at market price on the reinvestment date.
2. Distribution rate is based on the annualization of the Trust's
November 4.5 cent per share monthly dividend and the New York Stock Exchange closing price of $9.125 on November 30, 1997.

Past performance is not predictive of future results.

DIVIDEND REINVESTMENT PLAN

The Fund's Dividend Reinvestment Plan (the "Plan") offers you a prompt and simple way to reinvest dividends and/or capital gain distributions in shares of the Fund. First Data Investor Services Group (the "Plan Agent"), P.O. Box 8030, Boston, Massachusetts 02266-8030, acts as your Plan Agent in administering the Plan. All reinvestments are in full and fractional shares, carried to three decimal places. The complete terms and conditions of the Plan are contained in the Fund's prospectus, dated January 19, 1989, used in connection with its initial public offering. A copy of that prospectus may be obtained from the Fund at the address on the cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Fund declares a dividend or capital gain distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Plan Agent in the open market. All reinvestments are in full and fractional shares. The Fund does not issue new shares in connection with the Plan.

There is no direct charge to participants for reinvesting dividends and distributions, since the Plan Agent's fees are paid by the Fund. Whenever shares are purchased through the exchange on which they are listed, each participant will pay a pro rata portion of brokerage commissions. The automatic reinvestment of dividends and distributions does not relieve shareholders of liability for any taxes which may be payable on dividends or distributions. Generally, income and capital gains resulting from dividends and distributions received in the form of shares of the Fund are realized notwithstanding the fact that cash is not received by shareholders.

You will receive a monthly account statement from the Plan Agent, showing total dividends and distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in non-certificated form. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

You may withdraw from the Plan at any time by notifying the Plan Agent in writing. There is a $5 fee to withdraw from the reinvestment plan. If you withdraw from the Plan, you will receive a certificate issued in your name for all full shares and the Plan Agent will convert any fractional shares you hold at the time of withdrawal to cash at the then current market price and send you a check for the proceeds. If you prefer, the Plan Agent will sell all of your full and fractional shares upon your withdrawal and send you the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information.






ANNUAL MEETING OF SHAREHOLDERS

At an Annual Meeting of Shareholders of Franklin Principal Maturity Trust (the Trust) held on July 16, 1997, shareholders of the Trust voted as follows:

1. Regarding the election of trustees who constitute the current Board of Trustees.



                                              % of                                        % of
                                           Outstanding       % of                      Outstanding      % of
                              For            Shares          Voted        Against        Shares         Voted
Frank H. Abbott, III   15,226,802.384         74.413%        98.307%    262,277.445      1.282%        1.693%
Harris J. Ashton       15,235,653.355         74.456%        98.364%    253,426.474      1.238%        1.636%
S. Joseph Fortunato    15,233,163.569         74.444%        98.348%    255,916.260      1.251%        1.652%
David W. Garbellano*   15,224,114.837         74.400%        98.289%    264,964.992      1.295%        1.711%
Edward B. Jamieson     15,237,542.158         74.465%        98.376%    250,967.457      1.226%        1.620%
Charles B. Johnson     15,237,845.158         74.670%        98.378%    251,234.671      1.228%        1.622%
Rupert H. Johnson, Jr. 15,237,542.158         74.465%        98.376%    251,537.671      1.229%        1.624%
Frank W. T. LaHaye     15,235,133.158         74.454%        98.360%    253,946.671      1.241%        1.640%
Gordon S. Macklin      15,230,603.167         74.431%        98.331%    258,467.662      1.263%        1.669%

2. Regarding the ratification of the selection of Coopers & Lybrand L.L.P., Certified Public Accountants, as the independent auditors for the Trust for the fiscal year ending November 30, 1997.

                                              % of                                        % of
                                           Outstanding       % of                      Outstanding      % of
                              For            Shares          Voted        Against        Shares         Voted
                       15,176,014.736         74.165%        97.979%    108,675.220      0.531%        0.702%


*THE BOARD NOTES WITH DEEP REGRET THE PASSING OF DIRECTOR DAVID GARBELLANO, ON SEPTEMBER 27, 1997. A SEARCH FOR A QUALIFIED CANDIDATE TO FILL THIS VACANCY IS UNDERWAY.



FRANKLIN PRINCIPAL MATURITY TRUST
  Financial Highlights



                                                                       Year Ended November 30,
                                                            -----------------------------------------------
                                                             1997      1996      1995      1994       1993
                                                            -----------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................         $9.56     $8.54     $7.70     $9.62     $8.09
                                                            -----------------------------------------------
Income from investment operations:
 Net investment income ...............................          0.57      0.56      0.52      0.54      0.52
 Net realized and unrealized gains (losses) ..........          0.65      1.00      0.91     (1.77)     1.57
                                                            -----------------------------------------------
Total from investment operations .....................          1.22      1.56      1.43     (1.23)     2.09
                                                            -----------------------------------------------
Less distributions from:
 Net investment income ...............................         (0.55)    (0.53)    (0.59)    (0.59)    (0.52)
 In excess of net investment income ..................         --        (0.01)    --        --        (0.04)
 Net realized gains ..................................         --        --        --        (0.10)    --
                                                            -----------------------------------------------
Total distributions ..................................         (0.55)    (0.54)    (0.59)    (0.69)    (0.56)
                                                            -----------------------------------------------
Net asset value, end of year .........................        $10.23     $9.56     $8.54     $7.70     $9.62
                                                            ================================================
Market value, end of year+ ...........................         $9.125    $8.250    $7.500    $7.125    $8.500
                                                            ================================================
Total return (based on market value per share)* ......         17.62%    17.69%    14.21%(8.50)%       21.17%

Ratios/supplemental data
Net assets, end of year (000's) ......................       $209,231  $195,623  $174,805  $157,508  $196,895
Ratios to average net assets:
 Expenses ............................................          3.03%     3.06%     3.32%     2.60%     2.98%
 Net investment income ...............................          5.98%     6.20%     6.33%     5.86%     5.74%
Portfolio turnover rate ..............................         15.79%    27.37%    30.57%    45.19%    70.91%
Average commission rate paid** .......................         $0.0600   $0.0564   --        --        --
Total senior securities outstanding
 at end of year (000's omitted) ......................         --   $84,102   $70,727   $75,146   $83,920
Asset coverage per $1,000 of senior securities .......         --    $3,326    $3,472    $3,096    $3,346


+Based on the last sale on the New York Stock Exchange.
*Total return is not annualized.
**Relates to purchases and sales of equity securities. Prior to November 30, 1996 disclosure of average commission rate was not required.

See notes to financial statements.



FRANKLIN PRINCIPAL MATURITY TRUST
Statement of Investments, November 30, 1997
  Aerospace/Defense 9.9%
a,d  Ladish Co., Inc. .................................................                 2,144,000       $ 6,968,000
a,d  Ladish Co., Inc., warrants .......................................                       895        13,653,554
 a   Sabreliner Corp., warrants .......................................                     5,000            35,000
                                                                                                      -------------
                                                                                                         20,656,554
                                                                                                      -------------
  Chemicals
  a  Lanesborough Corp. ...............................................                     4,942                49
                                                                                                      -------------
  Commercial Services 2.2%
  a  Emcor Group, Inc. ................................................                   227,991         4,559,820
                                                                                                      -------------
  Electronics
  a  Ampex Group, Inc. ................................................                    27,620            70,776
                                                                                                      -------------
  Forest/Paper Products .4%
  a  WTD Industries, Inc. .............................................                   357,221           759,095
                                                                                                      -------------
  Industrial 6.6%
  Lone Star Industries, Inc. ..........................................                   265,075        13,817,034
                                                                                                      -------------
  Real Estate
  a  XRC Corp. ........................................................                    65,393               327
                                                                                                      -------------
  Retail 6.2%
  a  Carson Pirie Scott & Co. .........................................                   250,510        12,932,579
  a  Hills Stores Co. .................................................                       456             1,653
                                                                                                      -------------
                                                                                                         12,934,232
                                                                                                      -------------
  Technology/Information Systems .5%
  a  Wang Laboratories, Inc. ..........................................                    48,081         1,063,792
                                                                                                      -------------
  Utilities .8%
  a  El Paso Electric Co. .............................................                   248,077         1,674,520
                                                                                                      -------------
  Wireless/Telecommunications .4%
  a  International Wireless Communication, warrants ...................                    13,500           675,000
                                                                                                      -------------
  Orion Network System, warrants ......................................                     5,500            62,150
                                                                                                      -------------
                                                                                                            737,150
                                                                                                      -------------
     Total Common Stocks & Warrants (Cost $15,401,680).................                                  56,273,349
                                                                                                      -------------
  Preferred Stocks 2.1%
  Cable Television 1.9%
  a  Cablevision Systems Corp., Series M, 11.125% pfd., PIK ...........                    34,085         3,902,733
                                                                                                      -------------
  Telecommunications .2%
  Nortel, Inversora, SA, pfd., Series B ...............................                    20,000           495,000
                                                                                                      -------------
     Total Preferred Stocks (Cost $3,150,782) .........................                                   4,397,733
                                                                                                      -------------
  Convertible Preferred Stocks
  a  Hills Stores Co., cvt. pfd., Series A (Cost $392,397) ............                    19,498            70,680
                                                                                                      -------------
  Aerospace/Defense 1.5%
  Sabreliner Corp., senior notes, 12.50%, 4/15/03 .....................               $ 3,000,000       $ 3,150,000
                                                                                                      -------------
  Automotive .3%
 c   Harvard Industries, Inc., senior notes, 12.00%, 7/15/04 ..........                 2,000,000           620,000
                                                                                                      -------------
  Chemicals 2.6%
  Huntsman Corp., senior sub. floating rate notes, 144A, 9.0937%, 7/01/07               1,500,000         1,545,000
 c   Lanesborough Corp., senior notes, 10.00%, 4/15/00 ................                 7,700,000         3,850,000
                                                                                                      -------------
                                                                                                          5,395,000
                                                                                                      -------------
  Consumer Products 6.0%
  Liggett Group, senior notes, Series C, 19.75%, 2/01/99 ..............                 2,000,000         1,480,000
  Liggett Group, senior secured notes, Series C, 19.75%, 2/01/99 ......                    74,000            54,760
  Liggett Group, S.F., senior notes, 11.50%, 2/01/99 ..................                 6,750,000         4,691,250
  Remington Products Co., L.L.C., Series B, senior sub. notes, 11.00%, 5/15/06          7,500,000         6,337,500
                                                                                                      -------------
                                                                                                         12,563,510
                                                                                                      -------------
  Food & Beverages 2.3%
  American Rice, Inc., mortgage, secured notes, 13.00%, 7/31/02 .......                 5,000,000         4,925,000
                                                                                                      -------------
  Food Retailing .1%
  Almacs, Inc., senior sub. notes, PIK, 11.50%, 11/18/04 ..............                 2,528,000           176,960
                                                                                                      -------------
  Gaming & Leisure 2.4%
 c   Harrah's Jazz Co., first mortgage, 14.25%, 11/15/01 ..............                15,000,000         4,950,000
                                                                                                      -------------
  Oil/Gas 1.0%
  TransAmerican Refining Corp., first mortgage, Series 2,
 16.50% coupon to 8/15/98, 16.00% thereafter, 2/15/02 .................                 2,000,000         2,217,500
                                                                                                      -------------
     Total Corporate Bonds (Cost $42,955,594) .........................                                  33,997,970
                                                                                                      -------------
  Foreign Government Bonds .3%
  ESCOM, E168, utility deb. (South Africa),
 11.00%, 6/01/08 (Cost $1,040,535) ....................................                 4,350,000 ZAR       730,596
                                                                                                      -------------
  Zero Coupon Bonds 51.3%
  FICO Strips, 3/07/01 ................................................                10,850,000         8,915,011
  FICO Strips, 4/06/01 ................................................                12,520,000        10,234,662
  FICO Strips, 5/02/01 ................................................                 5,211,000         4,240,034
  FICO Strips, 5/11/01 ................................................                 1,116,000           906,628
  FICO Strips, 5/30/01 ................................................                 5,253,000         4,253,801
  FNMA Strips, 2/01/01 ................................................                 7,348,000         6,085,871
  GTC Trust Certificates-Israel, Series 1D, 5/15/01 ...................                 8,100,000         6,606,708
  GTC Trust Certificates-Israel, Series 2F, 5/15/01 ...................                27,226,000        22,206,696
  International Wireless Communication, senior disc. notes, 8/15/01 ...                13,500,000         7,020,000
 c   McCrory Corp., deb., 7/15/94 .....................................                   500,000                 5
  Orion Network Systems, Inc., units, zero coupon
 to 1/15/02, 12.50%, thereafter, 1/15/07 ..............................                 5,500,000         4,070,000
  REFCO Strips, 4/15/01 ...............................................                30,250,000        24,871,217
  San Joaquin Hills, California, Toll Road Revenue, 1/01/01 ...........                 9,100,000         7,959,134
                                                                                                      -------------
  Total Zero Coupon Bonds (Cost $106,668,279) .........................                                 107,369,767
                                                                                                      -------------
  Joint Repurchase Agreement, 5.691%, 12/01/97 (Maturity Value $6,657,437)
  (Cost $6,654,281) ...................................................               $ 6,654,281       $ 6,654,281
                                                                                                      -------------
   BA Securities, Inc.
   Barclays de Zoete Wedd Securities, Inc.
   Bear Sterns & Co. Inc.
   Chase Securities, Inc.
   CIBS Wood Gundy Securities Corp.
   Deutsche Morgan Grenfell/C.J. Lawrence, Inc.
   Donaldson, Lufkin & Jenrette Securities Corp.
   Dresdner Kleinwort Benson North America, L.L.C.
   Greenwich Capital Markets, Inc.
   SBC Warburg, Inc.
   UBS Securities, L.L.C.
    Collateralized by U.S. Treasury Bills & Notes
  Total Investments (Cost $176,263,548) 100.1% ........................                                 209,494,376
  Other Assets, less Liabilities (.1)% ................................                                    (263,109)
                                                                                                      -------------
  Net Assets 100.0% ...................................................                                $209,231,267
                                                                                                      =============



  CURRENCY ABBREVIATIONS:
  ZAR - South African Rand

*Securities traded in U.S. dollars unless otherwise stated.
aNon-income producing.
bInvestment is through participation in a joint account with other funds managed by the investment advisor. At 11/30/97, all repurchase agreements held by the Fund had been entered into on 11/28/97.
cSee Note 7 regarding defaulted securities.
dThe Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at 11/30/97 were $20,621,554.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 1.12% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended November 30, 1997.


FRANKLIN PRINCIPAL MATURITY TRUST
Financial Statements

Statement of Assets and Liabilities
November 30, 1997


Assets:
 Investments in securities, at value (cost $176,263,548)...............................      $209,494,376
 Receivables:
  Dividends and interest...............................................................           842,779
 Other assets..........................................................................            28,004
                                                                                            -------------
Total assets...........................................................................       210,365,159
                                                                                            -------------
Liabilities:
 Payable to affiliates.................................................................            78,302
 Distributions to shareholders.........................................................         1,023,130
 Other liabilities.....................................................................            32,460
                                                                                            -------------
  Total liabilities....................................................................         1,133,892
                                                                                            -------------
Net assets, at value...................................................................      $209,231,267
                                                                                            =============

Net assets consist of:
 Undistributed net investment income...................................................         $ 228,936
 Net unrealized appreciation...........................................................        33,228,679
 Accumulated net realized loss.........................................................       (10,801,113)
 Capital shares........................................................................       186,574,765
                                                                                            -------------
Net assets, at value...................................................................      $209,231,267
                                                                                            =============
 Net asset value per share ($209,231,267 O 20,462,600 shares outstanding)..............            $10.23
                                                                                            =============

See notes to financial statements.

FRANKLIN PRINCIPAL MATURITY TRUST
Financial Statements (continued)

Statement of Operations (continued)
for the year ended November 30, 1997


Investment income:
 Dividends ..............................................................          $ 141,115
 Interest ..............................................................          17,386,847
                                                                                ------------
Total investment income ................................................                      $17,527,962
Expenses:
 Management fees (Note 3) ...............................................          1,016,622
 Transfer agent fees  ...................................................             78,762
 Other ..................................................................            132,077
                                                                                ------------
Total expenses ..........................................................                       1,227,461
Interest expense ........................................................                       4,659,768
                                                                                            -------------
 Net expenses ...........................................................                       5,887,229
                                                                                            -------------
 Net investment income .................................................                       11,640,733
                                                                                            -------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments ...........................................................         (5,334,077)
  Foreign currency transactions .........................................               (884)
                                                                                ------------
Net realized loss .......................................................                      (5,334,961)
Net unrealized appreciation (depreciation) on:
  Investments ...........................................................         18,455,924
  Translation of assets and liabilities denominated in foreign currencies               (833)
                                                                                ------------
Net unrealized appreciation .............................................                      18,455,091
                                                                                            -------------
Net realized and unrealized gain ........................................                      13,120,130
                                                                                            -------------
Net increase in net assets resulting from operations ...................                      $24,760,863
                                                                                            =============

                                            See notes to financial statements.



FRANKLIN PRINCIPAL MATURITY TRUST
Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended November 30, 1997 and 1996

                                                                                   1997           1996
                                                                              --------------------------------
Increase in net assets:
 Operations:
  Net investment income .................................................     $ 11,640,733        $ 11,486,497
  Net realized loss from investments and foreign currency transactions ..       (5,334,961)         (1,744,583)
  Net unrealized appreciation on investments
 and translation of assets and liabilities
   denominated in foreign currencies ....................................       18,455,091          22,125,386
                                                                              --------------------------------
Net increase in net assets resulting from operations ....................       24,760,863          31,867,300
 Distributions to shareholders from:
  Net investment income .................................................      (11,152,121)        (10,791,012)
  In excess of net investment income.....................................               --            (258,792)
                                                                              --------------------------------
Net increase in net assets...............................................       13,608,742          20,817,496
Net assets:
 Beginning of year ......................................................      195,622,525         174,805,029
                                                                              --------------------------------
 End of year ............................................................     $209,231,267        $195,622,525
                                                                              ================================
Undistributed net investment income
 (accumulated distributions in excess of net investment income)
  included in net assets:
   End of year ..........................................................       $  228,936          $ (258,792)
                                                                              ================================

See notes to financial statements.



FRANKLIN PRINCIPAL MATURITY TRUST
Financial Statements (continued)

Statement of Cash Flows
for the year ended November 30, 1997


Dividends and interest received ....................................................          $ 5,239,793
Operating expenses paid ............................................................           (1,263,045)
Interest expense paid ..............................................................           (4,976,319)
                                                                                             -------------
 Cash used - operations ............................................................             (999,571)
                                                                                             =============
Investment purchases ...............................................................       (1,763,589,312)
Investment sales ...................................................................        1,775,638,691
                                                                                             -------------
 Cash provided - investments .......................................................           12,049,379
                                                                                             =============
Distributions to shareholders ......................................................          (11,049,808)
                                                                                             -------------
 Cash used - financing activities ..................................................          (11,049,808)
                                                                                             =============
Net increase in cash ...............................................................                   --
                                                                                             -------------
Cash at beginning of year ..........................................................                   --
                                                                                             -------------
Cash at end of year ................................................................                  $--
                                                                                             =============

FRANKLIN PRINCIPAL MATURITY TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES


Franklin Principal Maturity Trust (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, diversified investment company. The Fund seeks to provide investors with high current income. The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. Accounting Estimates:

The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. TRUST SHARES

At November 30, 1997, there were an unlimited number of shares authorized ($0.01 par value). During the year ended November 30, 1997, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers or directors of Franklin Advisers, Inc. (Advisers), and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

Under an agreement with Advisers, FT Services provides administrative services to the fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense to the fund.

The Fund paid an investment management fee to Advisers of 0.60% per year of the average weekly net assets of the Fund from June 1, 1993 through May 31, 1997. After May 31, 1997, the Fund pays fees of 0.45% per year of its average weekly net assets from June 1, 1997 until May 31, 2001 (the anticipated termination of the Fund).


4. INCOME TAXES

At November 30, 1997, the Fund had tax basis capital losses of $10,747,559 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in: 2002 ...   $ 121,933
                                     2003 ...   3,346,388
                                     2005 ...   7,279,238
                                             ------------
                                              $10,747,559
                                             ============

At November 30, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $176,317,102 was as follows:

            Unrealized appreciation ......... $ 46,113,956
            Unrealized depreciation ......... (12,936,682)
                                             ------------
            Net Unrealized appreciation ..... $ 33,177,274
                                             ------------


Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended November 30, 1997 aggregated $41,892,395 and $139,035,280, respectively.

6. REVERSE REPURCHASE AGREEMENT

The Fund enters into reverse repurchase agreements, under which the Fund sells securities and agrees to repurchase them at a mutually agreed-upon date and price. Such a transaction is accounted for as a borrowing by the Fund, collateralized by securities for which the Fund retains possession. The difference between the selling price and the repurchase price is accounted for as interest expense. At November 30, 1997, the Fund has no outstanding reverse repurchase agreements.

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 21.52% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At November 30, 1997, the Fund held defaulted securities with a value aggregating $9,420,005 representing 4.5% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

8. OTHER CONSIDERATIONS

Advisers, as the Fund's manager, may serve as a member of various credit committees, representing credit interest in certain corporate restructuring negotiations. Currently, the manager serves on the credit committees for Harvard Industries, Inc. As a result of this involvement, Advisers may be in possession of certain material non-public information. The Fund's manager has not nor does it intend to sell any of its holdings in this security while in possession of this information.

9. STATEMENT OF CASH FLOWS

Cash provided from operations differs from net investment income by $12,640,304 due to amortization of bond discount and note issuance costs, and year-end income and expense accrual changes.

To the Shareholders and Board of Trustees of Franklin Principal Maturity Trust:

We have audited the accompanying statement of assets and liabilities of the Franklin Principal Maturity Trust (the Fund), including the Fund's statement of investments as of November 30, 1997, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 1997, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

San Francisco, California
December 31, 1997




FRANKLIN PRINCIPAL MATURITY TRUST ANNUAL REPORT NOVEMBER 30, 1997


APPENDIX

DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304(a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the composition of the fund's portfolio on 11/30/97, based on total net assets.

Portfolio Composition
Zero-Coupon Bonds             51.3%
Common Stocks & Warrants      27.0%
Corporate Bonds               16.2%
Other                          5.5%